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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 24, 2000, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Motive Communications, Inc. for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas

August 25, 2000